UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

August 16, 2021 (August 10, 2021)

Date of Report (Date of earliest event reported):

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	OTC Pink
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement

Amendment To Theraplant Merger Agreement

On August 10, 2021, Greenrose Acquisition Corp. (“Greenrose” or the “Company”) entered into an amendment (the “Amendment No.1”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC (“Theraplant”) and Shareholder Representative Services LLC (the “Merger Agreement”).

The following description of the Amendment No. 1 is qualified in its entirety by reference to the full text of the Amendment No. 1, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Aggregate Consideration

The Merger Agreement was amended by restating the “Aggregate Consideration” portion to mean the aggregate amount of consideration to be paid or issued by Parent in respect of all Company Units in the sum of One Hundred Million Dollars ($100,000,000), minus the escrow amount, the expense amount, and the Managing Member Expense amount. Furthermore, aggregate consideration would now include the amount equal to the difference between the Estimated Closing New Working Capital, and the Base Net Capital. Additionally, the Aggregate Consideration would include the amount released from the Escrow and Expense Fund, the amount released from the Managing Member Expense Fund, and the Stock Consideration comprised of unregistered shares of Parent Common Stock valued at $10.00 per share payable in the aggregate amount of Fifty Million Dollars ($50,000,000).

Certain Expenses

Amendment No.1 also provides that Greenrose shall bear (i) 50% of all documented accounting transaction expenses incurred by Theraplant in connection with the auditor review of the Theraplant’s 2021 first quarter financial statements and (ii) all documented legal, accounting and other transaction expenses of Theraplant incurred in connection with the Merger from and after the date of this Amendment.

Termination Date

Amendment No. 1 also extended the drop-dead date of the Merger Agreement to November 30, 2021.

Registration Rights

In connection with the closing of the Theraplant merger, Greenrose will enter into a Registration Rights registration rights Agreement agreement (the “Registration Rights Agreement”) with the Selling Securityholder of Theraplant pursuant to which Greenrose agrees that, at the request of the Majority Holders (as defined in the Registration Rights Agreement), Greenrose will file a registration statement with the SEC covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) requested to be included in such registration statement (the “Resale Registration Statement”), and Greenrose shall use its reasonable best efforts to have the Resale Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, the Holders (as defined in the Registration Rights Agreement) will be entitled to piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Amendment No. 1, filed as Exhibit 2.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 8.01 Other Events

Business Combination Extension

On August 11, 2021, Greenrose notified Continental Stock Transfer & Trust Company that it was exercising its option to extend the time available to consummate a Business Combination with the target businesses by an additional month, thereby extending the de-SPAC deadline from August 13, 2021 to September 13, 2021. Furthermore, in accordance with Investment Management Trust Agreement between Greenrose Acquisition Corp and Continental Stock Transfer & Trust Company, dated March 11, 2021, Greenrose authorized the trustees to deposit $569,250 into the trust account.

New Record Date for Special Meeting

On August 13, 2021, the board of directors of the company set a new record date of August 31, 2021 (the “Record Date”) for the previously-announced special meeting (the “Special Meeting”) in lieu of the 2021 annual meeting of the stockholders of the Company.  Only stockholders of record as of the close of business on the Record Date will be entitled to vote at the Special Meeting.

Press Release

On August 12, 2021,Greenrose issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Greenrose’s ability to enter into definitive agreements or consummate a transaction with any of Shango Holdings Inc., or Shango, Futureworks LLC (d/b/a The Health Center), or Futureworks, Theraplant, LLC, or Theraplant, or True Harvest, LLC, or True Harvest to obtain the financing necessary consummate its previously announced proposed transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Greenrose’s and any of Shango, Theraplant, True Harvest, or Futureworks’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Greenrose Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating any of the Proposed Transactions or difficulty in, or costs associated with, integrating the businesses of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks; the amount of redemption requests made by the Greenrose Stockholders; the occurrence of events that may give rise to a right of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks to terminate the respective Merger Agreements or Asset Purchase Agreements, as applicable; risks related to the rollout of Greenrose’ business and the timing of expected business milestones; the effects of competition on Greenrose’s business; and those factors discussed in Greenrose’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor any of Shango, Theraplant, True Harvest, or Futureworks presently know or that Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Greenrose’s and each of Shango, Theraplant, True Harvest, or Futureworks’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks anticipate that subsequent events and developments will cause their assessments to change. However, while Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks may elect to update these forward-looking statements at some point in the future, Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s or any of any of Shango, Theraplant, True Harvest, or Futureworks’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

22.1	Amendment No. 1 to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC and Shareholder Representative Services LLC

22.2	Form of Registration Rights Agreement

99.l	Press release dated August 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENROSE ACQUISITION CORP.

Date: August 16, 2021	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer

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